Exhibit 10.28

                               GUARANTY AGREEMENT

     1. For valuable consideration, the undersigned, Jethren Phillips (hereinafter called "Guarantor") unconditionally guarantees to Debora B. Phillips (hereinafter called "Obligee") the following obligation(s) of Spectrum Naturals, Inc. (hereinafter called "Obligor"): a) The payment of any and all indebtedness and performance of all obligations of Obligor to Obligee under the Pledge Agreement and Promissory Note dated June 6, 1997, in the principal sum of $1,621,716; and b) due performance of all terms of the Redemption Agreement dated November 1, 1996. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Obligor or any one or more of them, heretofore now, or hereafter made, incurred, or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Obligor may be liable individually or jointly with others, or whether recovery upon such obligation may be or hereafter become barred by any statute of limitations; or whether such obligation may be or hereafter become otherwise unenforceable.

     2. The obligations hereunder are joint and several, and independent of the obligations of Obligor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Obligor or whether Obligor has been joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting his liability hereunder or the enforcement thereof.

     3. Guarantor authorizes Obligee, without notice or demand and without affecting their liability hereunder, from time to time to (a) renew, compromise, extend, accelerate, or otherwise change the time for performance of, or otherwise change the terms of the obligation or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the performance of this guaranty or the obligation guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Obligee in its discretion may determine;

and (d) release or substitute any one or more of the endorsers or guarantors. Obligee may without notice assign this guaranty in whole or in part.

     4. Guarantor waives any right to require Obligee to (a) proceed against Obligor; (b) proceed against or exhaust any security held from Obligor; or (c) pursue any other remedy in Obligee's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Obligor or by reason of the cessation from any cause whatsoever of the liability of Obligor. Until all obligations of Obligor to Obligee shall have been fully performed, even though the extent of such performance is in excess of Guarantor's liability hereunder, Guarantor shall have no right of subrogation, and waive any right to enforce any remedy which Obligee now has or may hereafter have against Obligor, and waive any benefit of, and any right to participate in, any security now or hereafter held by Obligee. Obligee may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, and, even though the foreclosure may destroy or diminish Guarantor's rights against Obligor, Guarantor shall be liable to Obligee for any part of the indebtedness remaining unpaid after the foreclosure. Guarantor waives all presentments, demands for performance, notices ofnonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guaranty and of the existence, creation, or incurring of new or additional obligations. Guarantor waives all rights and defenses arising out of an election of remedies by the Obligee, even though the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 5 80(d) of the Code of Civil Procedure or otherwise.

     5. in addition to all liens upon, and rights of set-off against the moneys, securities, or other property of Guarantor has given to Obligee by law, Obligee shall have a lien upon and a right of set-off against all moneys, securities, andother property of Guarantor now or hereafter in the possession of Obligee, whether held in a general or special account, or for safekeeping or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to Guarantor. No lien or right of set-off shall be deemed to have been waived by any act or conduct on the part of Obligee, or by any neglect to exercise such right of set-off or to enforce such lien, or by any delay in so doing; and every right of set-off and lien shall continue in full force and effect until such right of set-off or lien is specifically waived or released by an instrument in writing executed by Obligor.

     6. Any indebtedness of Obligor now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Obligor to Obligee, and such indebtedness of Obligor to Guarantor if Obligee so requests shall be collected, enforced, and received by Guarantor as trustees for Obligee and held as security for performance of the obligation of Obligor to Obligee but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this guaranty.

     7. When any Obligor is a corporation or partnership, it is not necessary for Obligee to inquire into the powers of Obligor or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     8. Guarantor warrants and represents to Obligee, and acknowledges that in accepting this Guaranty Obligee is relying on such warranties and representations to be true, that this Guaranty is supported by full and sufficient consideration; that Guarantor's execution, delivery, and performance of this Guaranty have been duly authorized; that the provisions of this Guaranty constitute binding obligations of Guarantor enforceable in accordance with their respective terms; that Guarantor is a person or entity completely separate and distinct from Obligor; and that this Guaranty therefore is the totally separate and distinct guaranty of the obligations of Obligor by totally separate and distinct guarantors who are not in any respect or to any extent the Obligor under this Agreement.

     9. Guarantor agrees to pay reasonable attorney's fees and all other costs and expenses which may be incurred by Obligee in the enforcement of this guaranty.

     10. This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the undersigned Guarantor submits.

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty on June 6, 1997.



                                            By:  /s/  Jethren Phillips
                                               --------------------------------
                                                      Jethren Phillips